UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2026

DEVVSTREAM LEGACY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254
Sacramento, California 95816
(Address of principal executive offices) (Zip Code)

(346) 630-4724
(Registrant’s telephone number, including area code)
DevvStream Corp., an Alberta corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Unless otherwise stated herein or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “DevvStream” refer to DevvStream Legacy Corp., a Delaware corporation and successor to DevvStream Corp., an Alberta corporation, and “XCF” refers to XCF Global, Inc., a Delaware corporation. Terms used in this Current Report on Form 8-K but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meanings given to such terms in the definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) by the Company on August 3, 2026, as supplemented by Supplement No. 1 filed with the SEC on September 14, 2026 (as supplemented, the “Proxy Statement”), and such definitions are incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement. To the extent there is a conflict between the information contained in this Current Report on Form 8-K and the information contained in such prior reports and documents that has been incorporated by reference herein, the information in this Current Report on Form 8-K controls.

On April 13, 2026, the Company (then DevvStream Corp., an Alberta corporation (“DevvStream Alberta”)), XCF, Southern Energy Renewables Inc., a Louisiana corporation (“Southern Energy”), Southern Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of XCF (“Southern Merger Sub”), and DevvStream Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of XCF (“DevvStream Merger Sub”), entered into a business combination agreement (as amended by Amendment No. 1, dated as of September 14, 2026, the “BCA”), pursuant to which XCF agreed to acquire Southern Energy and the Company in a series of transactions (collectively, the “Business Combination”). On October 16, 2026 (the “Closing Date”), the parties to the BCA announced the completion of the Business Combination. The terms of the BCA provided that the Business Combination would be completed in three steps, with (i) DevvStream Alberta continuing out of the Province of Alberta and domesticating as DevvStream Legacy Corp., a Delaware corporation (such step, the “Domestication”), consummated on October 14, 2026, (ii) DevvStream Merger Sub merging with and into the Company (the “DevvStream Merger”), consummated on October 16, 2026, and (iii) Southern Merger Sub merging with and into Southern Energy (the “Southern Merger” and, together with the DevvStream Merger, the “Mergers”), consummated on October 20, 2026, with each of Southern Energy and the Company surviving as a direct wholly owned subsidiary of XCF.

Pursuant to the terms of the BCA:

(a)  in connection with the consummation of the DevvStream Merger (the “Effective Time”), (i) all of the issued and outstanding common shares of the Company immediately prior to the Effective Time (other than excluded shares) were converted into the right to receive 1.1919 (the “DevvStream Exchange Ratio”) shares of XCF’s Class A common stock, par value $0.0001 per share (“XCF Global Common Shares”), per Company share, or an aggregate of 62,253,004 XCF Global Common Shares, equal to approximately 14.99% of the aggregate number of XCF Global Common Shares issued and outstanding immediately prior to the Effective Time, such that the former holders of the Company’s shares hold approximately 10.43% of the XCF Global Common Shares immediately following the consummation of the Mergers, and (ii) each issued and outstanding Company warrant, option and restricted stock unit covered by the BCA was assumed by XCF and converted into a new XCF warrant, option and restricted stock unit, as applicable, with the number of shares and the exercise or conversion price, as applicable, adjusted by the DevvStream Exchange Ratio in accordance with the BCA; and

(b) in connection with the consummation of the Southern Merger, all of the issued and outstanding shares of Southern Energy immediately prior to the Effective Time (other than shares held in treasury) were converted into 119,397,857 XCF Global Common Shares, equal to approximately 28.75% of the aggregate number of XCF Global Common Shares issued and outstanding immediately prior to the Effective Time, such that the former holders of Southern Energy shares hold approximately 20% of the XCF Global Common Shares following consummation of the Mergers.

As of the closing of the Business Combination and after giving effect to the Mergers, XCF had approximately 596 million XCF Global Common Shares outstanding. The issuance of the XCF Global Common Shares in the Business Combination was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to XCF’s registration statement on Form S-4 (Registration No. 333-296774), which was declared effective by the SEC on July 31, 2026, as amended by the filing of XCF’s registration statement on Form S-4 pursuant to Rule 462(b) under the Securities Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 1.01. The Company is a party to the BCA, pursuant to which the Domestication and the DevvStream Merger were consummated on October 14, 2026 and October 16, 2026, respectively. The foregoing description of the BCA does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, copies of which are incorporated by reference as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. In addition, the material terms of the Business Combination are described in greater detail in the Proxy Statement in the section titled “The Business Combination” beginning on page 80 thereof, which is incorporated into this Item 2.01 by reference. The Company’s shareholders approved the Business Combination and the Domestication at a special meeting of the Company’s shareholders held on September 17, 2026, and XCF’s stockholders approved, among other matters, the issuance of XCF Global Common Shares in the Business Combination at a special meeting of XCF’s stockholders held on October 5, 2026. The Business Combination was subsequently completed on October 16, 2026, and as a result the Company became a direct wholly owned subsidiary of XCF.
The businesses of the Company and Southern Energy are described in the Proxy Statement in the sections titled “Information About DevvStream” and “Information About Southern Energy” beginning on pages 243 and 285 thereof, respectively, and that information is incorporated into this Item 2.01 by reference.
Following the closing of the Business Combination, the Company’s common shares ceased to be quoted on the over-the-counter market under the symbol “DEVSF,” and the XCF Global Common Shares received by the Company’s former shareholders trade on The Nasdaq Stock Market LLC under the symbol “SAFX.”
Prior to the Business Combination, entities controlled by Majique Ladnier, XCF’s largest stockholder, held all of the outstanding shares of Southern Energy and certain of the Company’s common shares, and certain of XCF’s directors and their affiliates had relationships with the Company. These relationships are described in the Proxy Statement in the sections titled “Certain Relationships and Related Person Transactions of XCF Global” and “Interests of XCF Global’s and DevvStream’s Directors and Executive Officers in the Business Combination” beginning on pages 234 and 298 thereof, respectively, which are incorporated into this Item 2.01 by reference.
The foregoing description of the BCA does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, copies of which are incorporated by reference as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. As a result of the Business Combination, the holders of the Company’s common shares immediately prior to the Effective Time ceased to have any rights as shareholders of the Company, other than the right to receive XCF Global Common Shares, and became holders of XCF Global Common Shares. The general effect of the Business Combination upon the rights of the Company’s former shareholders is described in the Proxy Statement in the sections “Description of XCF Global Capital Stock” and “Comparison of Rights of DevvStream Shareholders and XCF Global Stockholders” beginning on pages 311 and 321 thereof, respectively, which are incorporated herein by reference.

On October 16, 2026, in connection with the completion of the Business Combination, XCF and Continental Stock Transfer & Trust Company entered into a Warrant Agreement providing for XCF’s assumption of the Company’s outstanding warrants covered by the BCA, which were converted into warrants to acquire XCF Global Common Shares. A copy of the Warrant Agreement is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Domestication, on October 14, 2026, the Company filed a Certificate of Corporate Domestication and a Certificate of Incorporation with the Secretary of State of the State of Delaware. Copies of the Certificate of Corporate Domestication and the Certificate of Incorporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	(Changes in Control of Registrant).

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 5.01. Following the closing of the BCA, the Company is wholly owned by XCF. In connection with the closing of the BCA, the prior Board of Directors of the Company resigned and Christopher Cooper and Wray Thorn were appointed as the new directors of the Company to serve in such capacity until the earlier of their death, removal or resignation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

In connection with the completion of the DevvStream Merger and in accordance with the BCA, each of the directors of the Company immediately prior to the Effective Time, ceased to serve as a director of the Company, and Christopher Cooper and Wray Thorn  became the directors of the Company. Such departures were in connection with the Business Combination and not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Additionally, in connection with the completion of the DevvStream Merger and in accordance with the BCA, Christopher Cooper  became the Chief Executive Officers of the Company and Wray Thorn became the President and Chief Financial Officer of the Company.
The information set forth in the Proxy Statement in the section titled “Interests of XCF Global’s and DevvStream’s Directors and Executive Officers in the Business Combination” beginning on page 298 thereof is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the “Introductory Note” and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

On October 14, 2026, in connection with the Domestication and as contemplated by the BCA, DevvStream Alberta filed a Certificate of Corporate Domestication (the “Certificate of Domestication”) and a Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware pursuant to Section 388 of the Delaware General Corporation Law (the “DGCL”), under which DevvStream Alberta domesticated as a Delaware corporation and changed its name to “DevvStream Legacy Corp.” Upon the effectiveness of the Domestication, the Company ceased to be governed by its articles and by-laws under the Business Corporations Act (Alberta), and the rights of holders of the Company’s capital stock became governed by the DGCL and the Certificate of Incorporation.

Pursuant to the Certificate of Incorporation, at the effective time of the Domestication, each common share, no par value, of DevvStream Alberta issued and outstanding immediately prior to such time automatically converted, on a one-for-one basis, into one share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”). Among other things, the Certificate of Incorporation (i) authorizes the issuance of 100,000,000 shares of capital stock, consisting of 80,000,000 shares of Company Common Stock and 20,000,000 shares of preferred stock, par value $0.001 per share, the rights, preferences and terms of which may be designated by the Company’s board of directors (the “Board”) in one or more series; (ii) provides that the number of directors will be fixed from time to time by the Board and that vacancies and newly created directorships may be filled by a majority of the remaining directors; (iii) limits the personal liability of directors and officers for monetary damages for breach of fiduciary duty, and provides for indemnification of directors, officers, employees and agents, in each case to the fullest extent permitted by the DGCL; (iv) provides that special meetings of stockholders may be called only by the Board, the Chair of the Board or, upon the written demand of stockholders holding at least 75% of the voting power of the outstanding shares entitled to vote, the Secretary of the Company; (v) authorizes the Board to adopt, amend, alter or repeal the Bylaws without stockholder action; and (vi) provides that the Company will not be governed by Section 203 of the DGCL.

The general effect of the Domestication upon the rights of the Company’s shareholders is described in the Proxy Statement in the section titled “Comparison of Rights of DevvStream Shareholders and XCF Global Stockholders” beginning on page 321 thereof, which is incorporated herein by reference.

The foregoing descriptions of the Certificate of Domestication and the Certificate of Incorporation do not purport to be complete and are qualified in their entirety by the terms and conditions thereof, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1+
Business Combination Agreement, dated as of April 13, 2026, by and among XCF Global, Inc., DevvStream Corp., Southern Energy Renewables Inc., Southern Merger Sub Inc. and DevvStream Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-440977) filed on April 14, 2026).

2.2
Amendment No. 1 to the Business Combination Agreement, dated as of September 14, 2026, by and among XCF Global, Inc., DevvStream Corp., Southern Energy Renewables Inc., Southern Merger Sub Inc., DevvStream Merger Sub Inc., EEME Energy SPV I LLC and GL PART SPV I, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-40977) filed on September 14, 2026).

3.1	Certificate of Corporate Domestication of DevvStream Corp., as filed with the Secretary of State of the State of Delaware on October 14, 2026.
3.2	Certificate of Incorporation of DevvStream Legacy Corp., as filed with the Secretary of State of the State of Delaware on October 14, 2026.
4.1
Warrant Agreement between XCF Global, Inc. and Continental Stock Transfer & Trust Company, dated October 16, 2026 (incorporated by reference to Exhibit 4.1 to XCF Global, Inc.’s Current Report on Form 8-K (File No. 001-42687) filed on October 22, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026
DEVVSTREAM LEGACY CORP.

	By:	/s/ Christopher Cooper
Name:	Christopher Cooper
Title:	Chief Executive Officer